Exhibit 10.1

                  NINTH AMENDMENT TO FIRST AMENDED AND RESTATED
                                CREDIT AGREEMENT



     This ninth amendment to first amended and restated credit agreement ("Amendment") is made and entered into as of September 17, 1998, by and between
U. S. BANK NATIONAL ASSOCIATION, successor by merger to U. S. Bank of Washington, National Association ("U. S. Bank"), and GARGOYLES, INC., a Washington corporation ("Borrower").

                                R E C I T A L S:

     A. On or about April 7, 1997, U. S. Bank and Borrower entered into that certain first amended and restated credit agreement (together with all amendments, supplements, exhibits, and modifications thereto, the "Credit Agreement") whereby U. S. Bank agreed to extend certain credit facilities to Borrower. U. S. Bank and Borrower have entered into eight previous amendments to the Credit Agreement.

     B. The purpose of this Amendment is to set forth the terms and conditions upon which the Term Loan (as defined in the Credit Agreement) is bifurcated into two term loans.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, the parties agree as follows:

ARTICLE I.  AMENDMENT; DEFINITIONS

1.1  Amendment

     The Credit Agreement and each of the other Loan Documents are hereby amended as set forth herein. Except as specifically provided for herein, all of the terms and conditions of the Credit Agreement and each of the other Loan Documents shall remain in full force and effect throughout the terms of the Loans, as well as any extensions or renewals thereof.

1.2  Modification and Addition of Definitions

     As used herein, capitalized terms shall have the meanings given to them in the Credit Agreement, except as otherwise defined herein, or as the context otherwise requires. Section 1.1 of the Credit Agreement is hereby amended to modify or add (as the case may be) the following definitions:
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     "Loans"  means the  Revolving  Loan,  Term  Loan I,  Term Loan II,  and the
Equipment Loans, as well as all renewals and amendments thereof.

     "Notes" means the Revolving Note, Renewal Term Note I, Renewal Term Note II, and the Equipment Notes, as well as all renewals, replacements, and amendments thereof.

     "Renewal Term Note I" has the meaning set forth in Section 2.2 of this Amendment and includes all renewals, replacements and amendments of the Renewal Term Note I.

     "Renewal Term Note II" has the meaning set forth in Section 2.2 of this Amendment and includes all renewals, replacements and amendments of the Renewal Term Note II.

     "Term Loan I" has the meaning set forth in Section 2.1(b) of this Amendment and includes all renewals of and amendments to Term Loan I.

     "Term Loan II" has the meaning set forth in Section 2.1(b) of this Amendment and includes all renewals of and amendments to Term Loan II.

ARTICLE II.  MODIFICATION OF TERM LOAN

2.1  Bifurcation

     (a) U. S. Bank and Borrower hereby acknowledge that the outstanding principal balance of the Term Loan as of the date of this Amendment is $16,470,000.

     (b) Effective as of the date of this Amendment, the Term Loan shall be bifurcated into the following two loans:

          (i) a term loan with an initial principal balance of $13,000,000 ("Term Loan I"); and

         (ii) a term loan with an initial principal balance of $3,470,000 ("Term Loan II").

2.2  Renewal Term Notes

     Concurrently with the execution of this Amendment, Borrower shall execute and deliver to U. S. Bank renewal promissory notes in the forms attached hereto as Exhibits A ("Renewal Term Note I") and B ("Renewal Term Note II") in order to evidence Term Loan I and Term Loan II, respectively, which shall be in

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substitution  for, but not in payment of the Term Note and any previous renewals thereof. The Term Note and any previous renewals thereof shall be marked "renewed" and retained by U. S. Bank until Term Loan I and Term Loan II have been repaid in full.

2.3  Interest

     Section 3.4 of the Credit Agreement is hereby amended to reflect that commencing as of the date of this Amendment, Term Loan I and Term Loan II shall bear interest at the Reference Borrowing Rate.

2.4  Repayment of Term Loan I and Term Loan II

     Section 3.5 of the Credit Agreement is deleted in its entirety and replaced with the following:

          (a) On the first day of each month until Term Loan I and Term Loan II are repaid in full, Borrower shall pay U. S. Bank an amount equal to all accrued interest on Term Loan I and Term Loan II.

          (b) On January 4, 1999, Borrower shall make a principal reduction payment to be applied against the outstanding principal balance of Term Loan I in the amount of $4,780,000.

          (c) On January 4, 1999, Borrower shall pay U. S. Bank all outstanding principal, accrued interest, and other charges with respect to Term Loan II.

          (d) On April 30, 1999, Borrower shall pay U. S. Bank all outstanding principal, accrued interest, and other charges with respect to Term Loan I.

ARTICLE III.  CONDITIONS PRECEDENT

     The modifications set forth in this Amendment shall not be effective unless and until the following conditions have been fulfilled to U. S. Bank's satisfaction:

     (a) U. S. Bank shall have received this Amendment, Renewal Term Note I, and Renewal Term Note II, each duly executed and delivered by Borrower.

     (b) U. S. Bank shall have received a certified resolution of the board of directors of Borrower and each of the Subsidiaries in a form acceptable to U. S. Bank.
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ARTICLE IV.  GENERAL PROVISIONS

4.1  Representations and Warranties

     Borrower hereby represents and warrants to U. S. Bank that as of the date of this Amendment and after having given effect to any waivers set forth in this Amendment, there exists no Default or Event of Default. All representations and warranties of Borrower contained in the Credit Agreement and the Loan Documents, or otherwise made in writing in connection therewith, are true and correct as of the date of this Amendment. Borrower acknowledges and agrees that all of Borrower's Indebtedness to U. S. Bank is payable without offset, defense, or counterclaim.

4.2  Security

     All Loan Documents evidencing U. S. Bank's security interest in the Collateral shall remain in full force and effect, and shall continue to secure, without change in priority, the payment and performance of the Loans, as amended herein, and any other Indebtedness owing from Borrower to U. S. Bank.

4.3  Guaranties

     The parties hereto agree that the Guaranties shall remain in full force and effect and continue to guarantee the repayment of the Loans to U. S. Bank as set forth in such Guaranties.

4.4  Payment of Expenses

     Borrower shall pay on demand all costs and expenses of U. S. Bank incurred in connection with the preparation, negotiation, execution, and delivery of this Amendment and the exhibits hereto, including, without limitation, attorneys' fees incurred by U. S. Bank.

4.5  Survival of Credit Agreement

     The terms and conditions of the Credit Agreement and each of the other Loan Documents shall survive until all of Borrower's obligations under the Credit Agreement have been satisfied in full.

4.6  Release of Claims

     IN CONSIDERATION FOR U. S. BANK'S AGREEMENT TO RESTRUCTURE THE CREDIT FACILITIES AS PROVIDED FOR IN THIS AMENDMENT, BORROWER, H.S.C., INC., SUNGOLD EYEWEAR, INC., AND PRIVATE EYES SUNGLASS CORPORATION EACH HEREBY RELEASES AND

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FOREVER DISCHARGES U. S. BANK, ITS PREDECESSORS AND SUCCESSORS-IN-INTEREST,  AND
THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES AND AGENTS FROM ANY AND ALL CLAIMS, DEMANDS, DAMAGES, LIABILITIES, CHARGES, ACTIONS, LOSSES, CAUSES OF ACTION, COSTS, EXPENSES, COMPENSATION, AND SUITS OF ANY KIND, PAST, PRESENT OR FUTURE, ARISING FROM OR ALLEGED TO ARISE FROM THEIR BUSINESS RELATIONSHIP, INCLUDING THE RELATIONSHIP PROVIDED FOR IN THE CREDIT AGREEMENT THROUGH THE DATE OF THIS AMENDMENT, WHETHER KNOWN OR UNKNOWN. THIS RELEASE IS INTENDED TO BE COMPLETE AND COMPREHENSIVE WITH RESPECT TO ALL SUCH CLAIMS. THIS RELEASE OF CLAIMS HAS BEEN COMPLETELY READ AND FULLY UNDERSTOOD AND VOLUNTARILY ACCEPTED FOR THE PURPOSE OF MAKING A FULL AND FINAL COMPROMISE AND SETTLEMENT WITH RESPECT TO ALL CLAIMS, DISPUTED OR OTHERWISE.

4.7  Counterparts

     This Amendment may be executed in one or more counterparts, each of which shall constitute an original agreement, but all of which together shall constitute one and the same agreement.

4.8  Statutory Notice

     ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

     IN WITNESS WHEREOF, U. S. Bank and Borrower have caused this Amendment to be duly executed by their respective duly authorized signatories as of the date first above written.

                            GARGOYLES, INC., a Washington corporation


                            By  /s/ Leo Rosenberger
                                ---------------------------------
                            Title  CEO and CFO


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                            U. S. BANK NATIONAL ASSOCIATION



                            By  /s/ David Larsen
                                ---------------------------------
                            David C. Larsen, Vice President



Each of the undersigned Guarantors hereby (i) reaffirms its Guaranty and its Security Agreement, (ii) agrees that its Guaranty guarantees the repayment of the Loans, as amended herein, (iii) agrees that its respective Security Agreement and related collateral documents secures the payment and performance of the Secured Obligations described in such Security Agreement, (iv) acknowledges that its obligations pursuant to its Guaranty and Security Agreement are enforceable without defense, offset, or counterclaim, and (v) agrees to the release of claims set forth in Section 4.6 of this Amendment.

                            H.S.C., Inc., a Washington corporation


                            By  /s/ Leo Rosenberger
                                ---------------------------------
                            Title:  President and CFO


                            SUNGOLD EYEWEAR, INC., a
                            Washington corporation


                            By  /s/ Leo Rosenberger
                                ---------------------------------
                            Title:  CEO and CFO

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                            PRIVATE EYES SUNGLASS
                            CORPORATION, a Washington corporation


                            By  /s/ Leo Rosenberger
                                ---------------------------------
                            Title:  President and CFO